UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

                          Date of Report: July 29, 2004
                (Date of earliest event reported: July 29, 2004)

                              CENTURY CASINOS, INC.
             (Exact Name of Registrant as specified in its charter)

           Delaware                  0-22290                    84-1271317
(State or other jurisdiction      (Commission                (I.R.S. Employer
     of incorporation)            File Number)            Identification Number)


          1263 Lake Plaza Drive Suite A, Colorado Springs,  CO      80906
          (Address of principal executive offices)                  (Zip Code)

     Registrant's telephone number, including area code:           719-527-8300


Item 12: Results of Operations and Financial Condition.

     On July 29, 2004, the Company posted to its website a presentation of the Review of Financial Results of Operations and Financial Condition as of and for the period ended June 30, 2004, as a complementary presentation of its Form 10-Q and Earnings Release. The presentation may be accessed free of charge at www.centurycasinos.com, under the Investor Relations heading.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             Century Casinos, Inc.
                                             (Registrant)


Date: July 29, 2004              By: /s/ Larry Hannappel
                                     Larry  Hannappel,  Chief Accounting Officer